Exhibit 99.1
Barclays European Financial Services Conference The FirstMerit Opportunity May 23, 2011

Strong Platform Solid capital position Strong balance sheet Credit discipline Consistent quarterly profits Franchise Positioned for Organic Growth Market leadership in core markets Opportunity to expand the franchise Focused on Shareholder Returns The FirstMerit Opportunity 2

FirstMerit Overview Headquarters: Akron, Ohio Employees (FTE): 3,056 Founded: 1845 Assets: $14.5 Billion* 4th largest Ohio bank/ 39th largest U.S. bank Market Capitalization: $1.9 Billion * * Ticker: FMER (NASDAQ) Source: SNL Financial *Total Assets as of 3/31/11 * * Market Capitalization as of 3/31/11 3

Chicago Expansion 4

Positioning FirstMerit's Franchise for Long Term Growth Chicago - provides dense population and positive growth demographics 3rd largest MSA in U.S. Favorable competitive dynamics in the small business and middle market banking areas Senior FirstMerit executives have extensive market knowledge Follow-on acquisition opportunities exist in greater Chicago 5

Assets: $415 mm Deposits: $1.2 bn Branches: 24 February 2010 Assets: $420 mm Deposits: $393 mm Branches: 4 February 2010 Assets: $3.0 bn Deposits: $2.3 bn Branches: 26 May 2010 Premium Paid to Total Deposits FirstMerit - Chicago Acquisitions (1) 2.2% Chicago Branch Transactions (2) 8.0% Chicago Bank and Thrift Transactions (3) 18.8% Source: SNL Financial. (1) Represents the net premium paid by FirstMerit for its three Chicago area acquisitions. (2) Average of 4 branch transactions in the Chicago MSA since 9/30/04. (3) Average of 40 bank and thrift transactions in the Chicago MSA since 9/30/04 (excludes jumbo deposits). Building a Strategic Franchise in Chicago Attractively priced strategic franchise 6

Paul Greig, CEO Bill Richgels, CCO Peter Gillespie, Regional President Chicago market experience Years JPMorgan Chase / Bank One / First Chicago NBD American National Bank FNW Bancorp First Midwest Bank Continental Illinois National Bank First Bank JPMorgan Chase / Bank One / First Chicago NBD American National Bank NBD 28 years 24 years 20 years Experienced Leadership Team with Chicago Roots Charter One Bank JPMorgan Chase / Bank One / First Chicago NBD American National Bank 7

Successful conversion completed in early October Seamless conversion of three franchises in 2010 Conversion of Midwest Bank and Trust follows completion of George Washington Savings Bank and First Bank branch acquisitions Smooth transition from announcement to conversion Midwest Bank and Trust opened for business as usual on Saturday FirstMerit ambassadors in each branch to ensure smooth transition Dedicated team executed integration process Branch integration Product and sales management Credit risk management Information technology Successful Integration 8

Chicago franchise Chicago MSA franchise demographics * Source: SNL Financial. data as of 6/30/10. Positions FirstMerit's Franchise for Long Term Growth 9 Branch network conveniently located across greater Chicago MSA Market provides organic growth opportunities Population (2009) 9,756,941 Households (2009) 3,500,698 Projected population growth ('09-'14) 2.97% Median household income (2009) $66,618 Projected household income growth ('09-'14) 4.83%

Financial Performance 10

11 History of Superior Performance... Financial Performance 2008 2008 FirstMerit Peers Net Interest Margin 3.72% 3.62% Net Charge-Offs/ Average Loans 0.68% 0.98% ROAA 1.13% 0.07% ROAE 12.76% 1.61% 2009 2009 FirstMerit Peers 3.58% 3.51% 1.22% 2.00% 0.76% -0.85% 8.09% -7.13% Relative to Peers Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB

12 ....Continued in 2010 Financial Performance 2010 2010 FirstMerit Peers 3.97% 3.70% 1.23% 2.29% 0.76% 0.25% 7.82% 2.51% Relative to Peers 2009 2009 FirstMerit Peers Net Interest Margin 3.58% 3.51% Net Charge-Offs/ Average Loans 1.22% 2.00% ROAA 0.76% -0.85% ROAE 8.09% -7.13% Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB

13 Primary Focus of Entire Management Team and Organization Aligned Incentives Hired Chief Credit Officer and Added other Key Personnel Active Internal Focus on Credit Quality Ongoing Comprehensive Internal and External Review of Portfolio Implementing Initiatives for Ongoing Credit Improvement Actions to Sustain Improved Performance Credit Quality Initiatives Net charge-offs Lead to Superior Credit Quality Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB

14 Quarter-end FMER 3/31/11 Peers' 3/31/11 Nonperforming Assets/ Loans + Other Real Estate Allowance for Credit Losses/ Nonperforming Loans 1.61% 147% 4.63% 71% Loans/Deposits 77% 89% Balance Sheet Strength Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB

15 Margin Historical Performance The margin has remained fairly constant throughout interest rate cycle Margin Stability

The FirstMerit Growth Opportunity

17 FirstMerit Value Proposition Local delivery of relationship banking Regional structure supports close client relationship Institutionalization of key relationships with regional CEOs Local decision making Access to decision makers/senior management Credit authority appropriate to regions Enables prompt response on credit decisions Strong sales and service orientation Motivated and empowered bankers Consultative, agile and efficient approach to banking Product parity with larger bank competitors Deep community involvement Local advisory boards

18 Strong Management Experience (avg. 25 yrs) Diverse Customer Base Strong Customer Service Model Strong Deposit Gathering Abilities $6.1bn Loan Portfolio High ROE Small Business Banking Unit Middle Market, Business Banking, CRE, Asset Based Lending, Public Funds, Oil and Gas, Card Services- Merchant, Capital Markets, Treasury Management, Skilled Care, Dealer Services, SBA Commercial Banking: Superior Service Model Service Awards and Ratings Overview Awarded "Outstanding" rating for performance under the Community Reinvestment Act January, 2010

19 Concentrated branch network 207 branches in Ohio, Western Pa. and Chicago #1 Market Share in Akron #2 Market Share in Canton Customer Service Culture Full Suite of Traditional Retail Banking Products Profitable Merchant, Debit and Credit Card Businesses Overview Committed to Superior Customer Service Consumer Banking: Broad Services and Customer Satisfaction Awarded highest customer satisfaction in Ohio by JD Power & Associates in 2011 5th consecutive year Providing Strong Results 3 consecutive years of net DDA household growth 90% retention rate #1 in Ohio

20 Strong Complement with Owner- Managed Business High ROE Business Assets under management and administration: $5.8bn Loans: $228mm Deposits: $659mm Expansive Product Suite Investment management Estate and succession planning Private banking (credit/deposit services) Trust services Financial and tax planning Insurance services Brokerage services Employee benefits (401-k, Pension) Wealth Management: Comprehensive Array of Services Cross-Selling Initiatives with Commercial / Consumer Banking Strong customer retention tool Focused on capturing customer liquidity events Wealth Penetration Overview % of commercial customers using wealth management services Loans, deposits and assets under management at 3/31/11

21 Strong platform Organizational enhancements Improved credit Solid capital position Franchise positioned for organic growth Market leadership in core markets Opportunity to expand the franchise Focused on Shareholder Returns The FirstMerit Opportunity